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Scudder Variable Series I

o    Scudder Global Discovery Portfolio

Supplement to the currently effective prospectus


The following person handles the day-to-day management of the following portfolio effective April 11, 2003.

Scudder Global Discovery Portfolio

  Joseph Axtell, CFA

  Director of Deutsche Asset Management and Manager of the portfolio.

  o Joined Deutsche Asset Management in 2001 and the portfolio in 2002.

  o Senior analyst at Merrill Lynch Investment Managers for the international equity portion of a global balanced portfolio (1996-2001).

  o  Director, International Research at PCM International
     (1989-1996).

  o Associate manager, structured debt and equity group at Prudential Capital Corporation (1988-1989).

  o  Analyst at Prudential-Bache Capital Funding in
     London (1987-1988).

  o  Equity analyst in the healthcare sector at Prudential
     Equity Management Associates (1985-1987).


April 11, 2003
SVS1-3603